                                                                    EXHIBIT 99.4


                                ESCROW AGREEMENT

     This Agreement is made this 15/th/ day of June, 2001, by and between Brian
E. Firestone (the "Executive"), eMachines, Inc. (the "Company") and California Bank & Trust ("Escrow Holder"), with regard to the following matters.

                                    Recitals

     The Company and the Executive desire to establish an escrow account with Escrow Holder into which certain monies will be deposited and held in escrow on the terms and conditions contained herein. This Agreement concerns the holding and disbursement of the escrowed funds.

     Escrow Holder agrees to establish the escrow account and to maintain the monies in escrow according to the terms and conditions of this Agreement, and hereby consents to act as the Escrow Holder.

1.  Deposits.  The amount of $1,000,000 (the "Escrow Amount") shall be deposited
    --------
by the Company in an account entitled California Bank & Trust, Escrow Holder for Brian Firestone and eMachines, Inc. (the "Escrow Account"). The Escrow Amount shall be used to secure payment to Executive of the bonus (the "Bonus") provided for under Section 3(c) of the Employment Agreement entered into as of April 1, 2001 by and between the Company and the Executive (the "Employment Agreement").

2.  Interest on Deposited Funds.  All funds deposited with Escrow Holder shall
    ---------------------------
be deposited into an interest bearing account or such other investment as the Chief Executive Officer of the Company (the "CEO") or the Chief Financial Officer of the Company (the "CFO") shall direct (or if the Company does not have a CEO or CFO, the next highest ranking executive officer below the CEO excluding the Executive). The Company hereby assumes responsibility for any interest forfeiture penalties for early withdrawal which result from the disbursement of funds from the Escrow Account prior to the maturity of any investment selected for the Escrow Account by the Company. All interest earned on deposited funds in the Escrow Account shall be deemed for the benefit of the Company.

     The Company shall obtain W-9s for interest reporting and shall be responsible for reporting any such interest on 1099 year-end interest statements.

3.  Collected Funds.  In no event shall Escrow Holder be required to release any
    ---------------
amounts until it has received collected funds. Collected funds shall mean all funds received by Escrow Holder which have cleared normal banking channels and for which Escrow Holder shall have received final settlement.

4.  Authorization of Disbursement.  The signatures of the Executive and the CEO
    -----------------------------
or CFO (or if the Company does not have a CEO or CFO, the next highest ranking executive officer below the CEO excluding the Executive) shall serve as authorization to Escrow Holder to make a
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sole disbursement from the Escrow Account to Executive on behalf of the Company
(the "Authorization"). In the event that the CEO or CFO (or if the Company does not have a CEO or CFO, the next highest ranking executive officer below the CEO excluding the Executive) shall not be available to sign the Authorization, then the board of directors of the Company or its successor-in-interest may select such other representative as it shall deem appropriate. The Authorization shall state the amount of funds to be released from the Escrow Account, and shall contain the representation that the conditions to the disbursement under the Employment Agreement have been met (the portion of the Employment Agreement setting forth such conditions is attached hereto as Exhibit A). The Escrow
                                                    ---------
Holder shall not have any duty to ascertain whether such conditions have been met, and in making the disbursement may rely solely upon the representations in the Authorization.

5.  Term and Refund.  The term of the Escrow Account shall not extend beyond the
    ---------------
earliest of the following: (i) the date of the sole disbursement to the Executive; (ii) the date on which the Executive first ceases to be employed by the Company; or (iii) March 31, 2003. Upon the earliest of such dates, any portion of the Escrow Account not paid to the Executive under the terms of this Agreement shall be paid to the Company. In ascertaining whether (ii) has occurred, the Escrow Holder shall rely solely upon a representation to that effect by the CEO or CFO (or if the Company does not have a CEO or CFO, the next highest ranking executive officer below the CEO excluding the Executive) or other duly appointed representative of the Company.

6.  Resolution of Conflicts; Arbitration.  The Executive and the Company shall
    ------------------------------------
in good faith attempt to agree on the issuance and amount of the Authorization. If no such agreement can be reached after good faith negotiation, either the Executive or the Company may demand arbitration of the matter, as set forth in
Section 15 of the Employment Agreement. Except as specifically provided otherwise in this Escrow Agreement, or in any subsequent agreement signed by and between the Executive and the Company, arbitration shall be the sole and exclusive remedy of the parties hereto for any dispute arising out of this Escrow Agreement.

7.  Escrow Holder Not a Trustee or Fiduciary.  Nothing contained in this
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Agreement shall constitute the Escrow Holder as trustee or fiduciary for any party hereto, or impose on the Escrow Holder any duties or obligations other than those for which there is an express provision herein. Except as provided herein, Escrow Holder shall have no responsibility or liability for delivery of the funds in the Escrow Account.

     For all purposes of this Agreement, Escrow Holder shall be entitled to assume that the parties hereto are exclusively entitled to their share of the escrow funds in accordance with the terms and conditions of this Agreement, and any further instructions given pursuant hereto, and are fully authorized and empowered, without affecting the rights of any third parties, to appoint the Escrow Holder as the Escrow Holder in accordance with the terms and provisions hereof.

     The Escrow Holder shall be obliged to render statements of account only with respect to the escrow funds deposited to the account of the parties referred to herein and the Escrow Holder shall not be under any obligation to render statements of account to any third parties unless Escrow Holder so consents in writing.

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     8.  Indemnity.  The Company, irrevocably and unconditionally, agrees to
         ---------
reimburse and indemnify the Escrow Holder and its shareholders or partners, and their respective directors, officers, employees, agents, successors and assigns (collectively, the "Indemnified Parties"), for, and to hold them harmless against any claim, damage, loss, liability or expense of any kind or nature whatsoever whether arising at law or in equity, known or unknown or direct or indirect, including, but not limited to, reasonable attorneys' fees, incurred without willful misconduct or gross negligence on the part of the Escrow Holder or any of the Indemnified Parties, arising out of or in connection with the acceptance of, or the performance of the Escrow Holder's duties and obligations under, this Escrow Agreement as well as the reasonable costs and expenses of defending against any claim or liability arising out of or relating to this Agreement other than as a result of either the Escrow Holder's or any of the Indemnified Parties' willful misconduct or gross negligence.

     9.  Limitations on Liability.

         (a) It is understood and agreed that the Escrow Holder shall incur no liability (except for acts of gross negligence or willful misconduct by it or any other Indemnified Parties) and be under no obligation to take any actions (whether by commencement of legal proceedings or otherwise) to insure that any funds are actually received by the Escrow Holder.

         (b) None of the provisions hereof shall be construed so as to require the Escrow Holder to expend or risk any of its own funds or otherwise incur any liability (except for customary expenses) in the performance of its duties under this Agreement and it shall be under no obligation to make any payment from the Escrow Account except out of the funds received by it.

         (c) If it becomes illegal or impossible for the Escrow Holder to carry out any of the provisions hereof, the Escrow Holder shall incur no liability as a consequence of the enforceability or lack thereof of any agreements referred to herein.

         (d) The Escrow Holder shall not be liable to any party hereto in acting upon any written notice, request, waiver, consent, receipt or other paper or document reasonably believed by the Escrow Holder to be signed by the proper party or parties. The Escrow Holder will be entitled to treat as genuine and as the document it purports to be any letter, paper, telex, or other document furnished or caused to be furnished to the Escrow Holder by Executive or the Company, and reasonably believed by the Escrow Holder to be genuine and to have been transmitted by the proper party or parties. The Escrow Holder shall have no liability with respect to any good faith action taken or allowed by it hereunder.

         (e) The Escrow Holder shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law in connection herewith (except, in each case, for any acts of gross negligence or willful misconduct by it and the other Indemnified Parties), except as otherwise provided in this Agreement, and the Escrow Holder shall have no duties to the parties hereto.

         (f) The Escrow Holder may consult with legal counsel in the event of any dispute or questions as to the interpretation or construction of this Agreement or the Escrow Holder's duties hereunder, and the Escrow Holder shall incur no liability and shall be fully protected in acting in

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

accordance with the opinion and instructions of counsel. Any fees or costs so incurred shall be borne by the parties hereto, other than the Escrow Holder.

         (g) In the event of any disagreement between the parties hereto or any person or persons named in this Agreement, and any other person, resulting in adverse claims and demands being made in connection with or for any money involved herein or affected hereby, the Escrow Holder shall be entitled, at its option, to refuse to comply with any such claims or demands for so long as such disagreement shall continue, and in so doing the Escrow Holder shall not be or become liable for damages or interest to the parties hereto or any of them, or to any person named in this Agreement, for the Escrow Holder's refusal to comply with such conflicting or adverse demands; and the Escrow Holder shall be entitled to continue so to refrain and refuse to act until:

              (1) the rights of the adverse claimants have been finally adjudicated in a court or by arbitration having jurisdiction of the parties and the money involved herein and affected hereby; or

              (2) all differences have been resolved by agreement and the Escrow Holder has been notified thereof in writing by all of the persons interested; or

              (3) in the event of such disagreement, the Escrow Holder, in its discretion, may file suit in interpleader or for declaratory relief for the purpose of having the respective rights of the claimants adjudicated, and deposit with the court all documents and property held hereunder, and all reasonable costs and reasonable counsel fees incurred by the Escrow Holder in such action shall be included in the judgment of any such action.

     10.  Modification, Amendment, Rescission.  No modification, amendment,
          -----------------------------------
rescission supplement or change of this Agreement shall be valid, binding or effective unless notice thereof is given to the Escrow Holder in writing by all parties hereto and accepted by the Escrow Holder.

     11.  Resignation of the Escrow Holder.  The Escrow Holder reserves the
          --------------------------------
right to resign as the Escrow Holder at any time by giving five (5) business days written notice thereof to all parties at the last known address of each such party. Upon notice or resignation by the Escrow Holder, the undersigned agree that the Escrow Holder may deliver the deposited funds, upon payment in full of all fees due the Escrow Holder to such replacement Escrow Holder. If no notice is promptly received from the undersigned and the replacement Escrow Holder, the Escrow Holder may petition any court of competent jurisdiction for disposition of the assets held pursuant to this Agreement and the Escrow Holder shall thereby by released from any and all responsibility and liability to the parties hereto.

     12.  Successors and Assigns.  Unless contrary to an express provision of
          ----------------------
this Agreement or the Employment Agreement, the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns. The

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provisions hereof in favor of the Escrow Holder shall survive the termination of the Escrow Account.

     13.  Counterparts.  This Agreement may be signed in several counterparts,
          ------------
each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument.

     14.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of any court within Orange County, State of California, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of California for such persons and waives and covenants not to assert or plead any objection which they might otherwise have to such jurisdiction, venue and such process.

     15.  Notices.  All notices, instructions and other communication under this
          -------
Agreement shall be in writing and shall be deemed given to the Escrow Holder only upon the Escrow Holder's actual receipt of same at the following address (or to such other address or addresses as the Escrow Holder may designate to the parties in writing):

     8 Vineyard Way
     Kentfield, California 94904

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

                               /s/ Brian Firestone
                              --------------------------------------------------
                              Brian Firestone

                              eMACHINES, INC.

                              By:   /s/ Wayne Inouye
                                   ---------------------------------------------
                              Name:  WAYNE INOUYE
                                   ---------------------------------------------
                              Title:  CEO
                                    --------------------------------------------
                              CALIFORNIA BANK & TRUST

                              By:   /s/ Susie J. Oh
                                   ---------------------------------------------
                              Name:  SUSIE J. OH
                                   ---------------------------------------------
                              Title: Branch Manager, VP (Wilshire Center Office)
                                    --------------------------------------------

                                   Exhibit A
                                   ---------

               Excerpt from Brian Firestone Employment Agreement

                              Dated April 1, 2001

                                     * * *

     Bonus.  The Company shall pay Executive a bonus equal to either (the "Bonus
     -----
Amount"): (x) if Executive is employed by the Company on the Full-Term Date or in the Event of a Liquidation Event $1,000,000, or (y) if Executive is terminated by the Company for other than Cause prior to the Full-Term Date or if Executive terminates this Agreement for Good Reason prior to the Full-Term Date, $1,000,000 multiplied by a fraction equal to the number of months that have elapsed between the Effective Date and the Part-Term Date (rounded down to the nearest whole month) divided by 24, in each case subject to the following conditions and as adjusted as set forth below:

         (1) If on the Full-Term Date or on the Part-Term Date, as applicable, the Company's Common Stock is not traded on a national securities exchange (a "National Securities Exchange") registered under
              Section 6 of the Securities Exchange Act of 1934, as amended, and is not reported through either the Nasdaq National Market or Nasdaq SmallCap Market, then the Company shall, on such date, pay Executive the Bonus Amount; provided, however, that the Bonus
                                          --------  -------
              Amount shall be reduced by an amount equal to the product of (A) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Full-Term Date or the Part-Term Date, as applicable, and (B) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, further, that payment of the Bonus Amount is
                      --------  -------
              subject to Executive's continued employment with the Company on the Full-Term Date or the Part-Term Date, as applicable, and that no Bonus Amount shall be paid to Executive pursuant to this
              Section 3(c)(i) if a Liquidation Event (as defined below) occurs prior to the Full-Term Date or the Part-Term Date, as applicable.


         (2) If (A) on the Full-Term Date or the Part-Term Date, as applicable, the Company's Common Stock is traded on a National Securities Exchange or is reported through the Nasdaq National Market or Nasdaq SmallCap Market and (B) the average of the closing prices of the Company's Common Stock as quoted in the Wall Street Journal (the "Average Closing Price") over the 30-day period ending three days prior to the Full-Term Date or the Part-Term Date, as applicable, is less than the Target Price (as defined below), then the Company shall pay Executive the Bonus Amount; provided,
                                                                --------
              however,that if the Average Closing Price exceeds the per share
              -------
              exercise price of the Option, the Bonus Amount shall be reduced by an amount equal to the product of (w) the maximum number of shares of Common Stock subject to the Option that can be sold by Executive on such date under the volume limitations set forth in Rule 144(e) promulgated under the Securities Act, and (x) the difference between the Average Closing Price and the per share exercise price of the Option; provided, further, that the Bonus Amount shall be
                             --------  -------
              reduced by an amount equal to the product of (y) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Full-Term Date or the Part-Term Date, as applicable, and (z) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, further, that payment of the Bonus Amount is subject to Executive's continued employment with the Company on the Full-Term Date or the Part-Term Date, as applicable, and that no Bonus Amount shall be paid to Executive pursuant to this Section 3(c)(ii) if a Liquidation Event occurs prior to the Full-Term Date or the Part-Term Date, as applicable. For purposes of this Section 3(c)(ii), the "Target Price" shall mean an amount equal to the sum of $0.50 and the per share exercise price of the Option. The calculations in this Section 3(c)(ii) shall be proportionately adjusted to reflect the effect of any stock split, reverse stock split, stock dividend, stock distribution, combination or reclassification of the Company's Common Stock.

         (3) In the event of a Liquidation Event prior to the Full-Term Date or the Part-Term Date, as applicable, then Executive shall, on the date of the Liquidation Event, be entitled to receive the Bonus Amount less: (A) an amount equal to the difference between (w) the fair market value of all cash and Liquid Securities that the Executive received or would be entitled to receive, directly or indirectly, in the future as a result of the Liquidation Event for the Option and the shares of Common Stock issued or issuable upon the exercise of the Option (determined as if the Option was fully vested at such date and including any distribution on such shares reasonably anticipated as a result, directly or indirectly, of such Liquidation Event) and (x) the sum of the total exercise price paid by Executive for the shares of Common Stock subject to the Option that are then held by Executive and the total exercise price that would be required to be paid to exercise such Option to the extent such Option has not been exercised (determined as if the Option was fully vested at such date), and (B) an amount equal to the product of (y) the number of shares of Common Stock subject to the Option that the Executive has sold prior to the Liquidation Event and (z) the difference between the sales price of such Common Stock and the per share exercise price of the Option; provided, however, that payment of the Bonus Amount is subject to
              --------  -------
              Executive's continued employment with the Company on the date of the Liquidation Event. For purposes of this Section 3(c), a "Liquidation Event" shall include any event of liquidation, dissolution, or winding up of the Company, either voluntary or involuntary; provided, that none of the foregoing shall be deemed a Liquidation Event where the event has been preceded by a sale of all or substantially all of the assets or business of the Company and the successor corporation has assumed all of the obligations under this Agreement. For purposes of this Section 3(c), "Liquid Securities" shall include securities traded on a National Securities Exchange or reported through the Nasdaq National Market or Nasdaq SmallCap Market, or other similar Non-U.S. stock exchange.

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         (4)  In no event shall the amounts paid to Executive under this Section
              3(c) exceed the Bonus Amount, as adjusted pursuant to the applicable subparagraph above, and in no event shall Executive be required to pay the Company any amounts under this Section 3(c). The Bonus Amount shall only be paid once and then only pursuant to the first to occur of the conditions set forth in the preceding subparagraphs 3(c)(i), 3(c)(ii) and 3(c)(iii). Once paid the Employee shall not be entitled to any further amounts pursuant to this Section 3(c).

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